                         SUPPLEMENT DATED JULY 30, 2001
                    TO THE ANNUAL REPORT DATED MARCH 31, 2001
                FOR EXCELSIOR FUNDS TRUST'S INSTITUTIONAL SHARES


                  The following information supplements the information appearing in the Financial Highlights section of the March 31, 2001 Annual Report for Excelsior Funds Trust (formerly known as Excelsior Institutional Trust):


                                                                            Year Ended May 31, 1996
                                                                            -----------------------

                                                               Equity     Income         Total Return     International
                                                                Fund       Fund           Bond Fund        Equity Fund
                                                                ----       ----           ---------        -----------

Net Asset Value, Beginning of Period..................         $7.73       $7.33            $7.47             $7.88
                                                               -----       -----            -----             -----
Investment Operations
   Net Investment Income..............................          0.11        0.51             0.48              0.09
   Net Realized and Unrealized Gain (Loss) on
      Investments.....................................          1.20      (0.27)           (0.17)              1.20
                                                                ----      ------           ------              ----
         Total from Investment Operations.............          1.31        0.24             0.31              1.29
                                                                ----        ----             ----              ----

Distributions:
   From Net Investment Income.........................        (0.11)      (0.51)           (0.48)            (0.12)
   From Net Realized Gains............................           ---      (0.07)           (0.12)            (0.06)
                                                                          ------
         Total Distributions..........................        (0.11)      (0.58)           (0.60)            (0.18)
                                                              ------      ------           ------            ------
Net Asset Value, End of Period........................         $8.93       $6.99            $7.18             $8.99
                                                               -----       -----            -----             -----
Total Return..........................................        17.04%       3.18%            4.20%            16.58%

Ratios and Supplemental Data:
Ratios to Average Net Assets
   Net Expenses.......................................         0.36%       0.26%            0.32%             0.60%
   Gross Expenses(1)..................................         1.49%       1.35%            1.33%             2.05%
   Net Investment Income..............................         1.32%       6.99%            6.47%             1.71%
Portfolio Turnover....................................          113%         67%             127%               19%
   Net Assets at End of Period
   (000's omitted)....................................        $23.50      $24.01           $65.02            $24.52

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(1)  Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.